T. Rowe Price QM U.S. Value Equity Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2022

Effective April 5, 2023, the fund’s name will change from the T. Rowe Price QM U.S. Value Equity Fund to the T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund. All references throughout the prospectus and summary prospectus to the QM U.S. Value Equity Fund are replaced by reference to the Integrated U.S. Large-Cap Value Equity Fund.

In connection with this change, effective April 5, 2023, the first three paragraphs under “Principal Investment Strategies” beginning on page 2 will be replaced with the following:

Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by large-cap U.S. companies. The fund expects to invest predominantly in the common stocks of companies that appear to be undervalued by various measures.

The fund defines a large-cap company as one whose market capitalization falls within the market capitalization range of the Russell 1000® Index. As of December 31, 2022, the market capitalization range for the Russell 1000® Index was approximately $0.65 to $2,066.94 billon.

The fund’s integrated approach to investing combines fundamental analysis and quantitative models to identify stocks that could be included in the portfolio. Stocks are selected based on a variety of metrics such as a company’s valuation, profitability, stability, earnings quality, management capital allocation actions, and indicators of near-term appreciation potential.

In addition, effective April 5, 2023, the first three paragraphs under “Principal Investment Strategies” beginning on page 10 of the prospectus will be replaced with the following:

Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by large-cap U.S. companies. The fund expects to invest predominantly in the common stocks of companies that appear to be undervalued by various measures. Shareholders will receive at least 60 days’ prior notice of a change in the policy. The fund expects to invest predominantly in the common stocks of companies that appear to be undervalued by various measures.

The fund defines a large-cap company as one whose market capitalization falls within the market capitalization range of the Russell 1000® Index. As of December 31, 2022, the market capitalization range for the Russell 1000® Index was approximately $0.65 to $2,066.94 billion. The market capitalization of the companies in the fund’s portfolio and the Russell index changes over time; the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below the market capitalization range of companies in the Russell index.

The fund’s integrated approach to investing combines fundamental analysis and quantitative models to identify stocks that could be included in the portfolio. The fund draws on the adviser’s experience in large-cap investing and takes into account both its quantitative and fundamental research capabilities. The portfolio is typically constructed in a “bottom up” manner, an approach that focuses more on evaluations of individual stocks than on analyses of overall economic trends and market cycles. Stocks are selected based on a variety of metrics such as a company’s valuation, profitability, stability, earnings quality, management capital allocation actions, and indicators of near-term appreciation potential.

As part of the stock selection process, the adviser focuses primarily on companies whose securities, in the adviser’s opinion, are undervalued. The adviser employs various valuation metrics, such as price-to-earnings, price-to-cash flows, and price-to-book ratios, and compares these ratios with others in the relevant investing universe.

The date of this supplement is February 3, 2023.

F201-041 2/3/23